INCOME TAXES - Deferred tax assets (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Non-qualified stock options	$ 436	$ 50
Net operating losses	27,550	2,110
Total deferred tax assets	27,986	2,160
Valuation allowance	$ (27,986)	$ (2,160)